                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL
                                   To Tender
                   Unregistered 10 3/4% Senior Notes due 2006
                                       of
                          NATIONAL ENERGY GROUP, INC.
      Pursuant to the Exchange Offer and Prospectus dated January 13, 1997

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   *                                                                         *
   *  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,     *
   *  E.S.T., ON FEBRUARY 17, 1997 (THE "EXPIRATION DATE"), UNLESS THE       *
   *  EXCHANGE OFFER IS EXTENDED BY THE COMPANY.                             *
   *                                                                         *
   ***************************************************************************

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            BANK ONE, COLUMBUS, N.A.

By Registered or Certified Mail:        By Overnight Courier or by Hand:               By Facsimile:
    Bank One, Columbus, N.A.                Bank One, Columbus, N.A.                   (614) 248-5088
Attn: Corporate Trust Operations        Attn: Corporate Trust Operations            Attn:  Lora E. Marsch,
      235 West Schrock Road                  235 West Schrock Road               Corporate Trust Operations
  Westerville, Ohio 43271-0184              Westerville, Ohio 43081                Confirm by Telephone:
                                                                                       (614) 248-4856
        (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE UNREGISTERED 10 3/4% SENIOR NOTES DUE 2006 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 10 3/4% SENIOR NOTES DUE 2006 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


                   DESCRIPTION OF TENDERED OUTSTANDING NOTES

=============================================================================================================
                                                                                               Aggregate
           Name(s) and Address(es) of Registered Owner(s)               Certificate        Principal Amount
                     (Please fill in, if blank)                          Number(s)             Tendered
-------------------------------------------------------------------------------------------------------------

                                                               ----------------------------------------------

                                                               ----------------------------------------------

                                                               ----------------------------------------------

                                                               ----------------------------------------------
                                                                      Total Principal
                                                                      Amount of Notes
                                                                          Tendered
=============================================================================================================

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
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
LADIES AND GENTLEMEN:

         1. The undersigned hereby tenders to National Energy Group, Inc., a Delaware corporation (the "Company"), the 10 3/4% Senior Notes due 2006 (the "Outstanding Notes") described above pursuant to the Company's offer of $1,000 principal amount of 10 3/4% Senior Notes due 2006 (the "Exchange Notes") in exchange for each $1,000 principal amount of the Outstanding Notes, upon the terms and conditions contained in the Prospectus dated January 13, 1997 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer"). The term "Holder" with respect to the Exchange Offer means any person in whose name the Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

         2. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Outstanding Notes.

         3. The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         4. By tendering in the Exchange Offer, the undersigned hereby represents and warrants that:

                 (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the Holder;

                 (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

                 (iii) if the undersigned participates in the Exchange Offer for the purpose of distributing the Exchange Notes,
                          (a) the undersigned must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") in connection with any resale of the Exchange Notes and cannot rely on the no-action letters referenced in the Prospectus and (b) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company; and

                 (iv) neither the Holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

         5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned may be deemed to be an "affiliate," as such term is defined under Rule 405 of the Securities Act, of the Company, the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned without registration under the Securities Act or an exemption therefrom.

         6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         7. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the Exchange Notes in the name of the undersigned.

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                        SPECIAL DELIVERY INSTRUCTIONS

                          (See Instruction 3 below)

    To be completed ONLY IF the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

           Mail  [ ]   Issue  [ ]  (check appropriate boxes) certificates to:
  Name:
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                                       (PLEASE PRINT)
  Address:
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                                     (INCLUDING ZIP CODE)

================================================================================

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                      SPECIAL BROKER-DEALER INSTRUCTIONS

                              (See Item 5 above)
    [ ]   Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

  Name:
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                                       (PLEASE PRINT)
  Address:
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                                     (INCLUDING ZIP CODE)

================================================================================

================================================================================
                                     SIGNATURE

  TO BE COMPLETED BY EXCHANGING HOLDERS. MUST BE SIGNED BY REGISTERED HOLDER EXACTLY AS NAME APPEARS ON OUTSTANDING NOTES. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 2 BELOW.

  X
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  X
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            SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

  Dated:
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  Name(s):
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (PLEASE TYPE OR PRINT)

  Capacity:
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  Address:
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                                (INCLUDING ZIP CODE)

  Area Code and Telephone No.:
                               -------------------------------------------------

              SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3 BELOW)

          Certain Signatures Must be Guaranteed by an Eligible Institution


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               (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


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                    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE
                       NUMBER (INCLUDING AREA CODE) OF FIRM)


  ------------------------------------------------------------------------------
                               (AUTHORIZED SIGNATURE)


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                                   (PRINTED NAME)


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                                      (TITLE)

  Dated:
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================================================================================

              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

        1. DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. The Outstanding Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

        THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

        2. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered Holder of any Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered Holder exactly as such registered Holder's name appears on such Outstanding Notes with the signature thereon guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

        If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        3. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the box titled "Special Delivery Instructions" above has not been completed or the Outstanding Notes described above are tendered for the account of an Eligible Institution.

        4. BOOK-ENTRY TRANSFER. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct such registered Holder to tender on such beneficial owner's behalf.

        The Company understands that the Exchange Agent will make a request promptly after the date of this Prospectus to establish accounts with respect to the Exchange Notes at The Depositary Trust Company ("DTC") for the purpose of facilitating the Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in DTC's system may make book-entry delivery of the Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account with respect to the Outstanding Notes in accordance with DTC's procedures for such transfer. Although delivery of the Outstanding Notes may be effected through book-entry transfer into the Exchange Agent's account at DTC, an appropriate Letter of Transmittal properly completed and duly executed with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent at its address set forth above on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures; provided, however, that a participant in DTC's book-entry system may, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge its receipt of, and agreement to be bound by, the terms of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        5. COMPLETE OR PARTIAL TENDER. Holders may tender some or all of their Outstanding Notes pursuant to the Exchange Offer. However, Outstanding Notes may be tendered only in integral multiples of $1,000.

        6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of the Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing the Exchange Notes or the Outstanding Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) must be paid by the tendering Holder.

         7. WITHDRAWAL. Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., E.S.T., on the Expiration Date by following the procedures set forth in section of the Prospectus titled "The Exchange Offer -- Withdrawal of Tenders." Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described above for tendering Outstanding Notes under this Letter of Transmittal at any time prior to the Expiration Date.

         8. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the

Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer, prior to the Expiration Date, may effect a tender if they follow the guaranteed delivery procedures set forth in the section of the Prospectus titled "The Exchange Offer -- Guaranteed Delivery Procedures." Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to such guaranteed delivery procedures.


         9. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be resolved by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects of irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification.
Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are withdrawn or that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder thereof, unless otherwise provided in this Letter of Transmittal, as soon as practicable after withdrawal or following the Expiration Date.